Other Liabilities - Summary of Other Liabilities (Detail) - USD ($) $ in Thousands	Mar. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Other Liabilities Noncurrent [Line Items]
Payroll tax deferment		$ 0	$ 3,152
Software license agreement	$ 3,065	4,211	234
Deferred revenue-non-current	1,505	1,574	2,001
Deferred rent		0	4,461
Phantom stock incentive plan		0	3,217
Fair value of interest rate swaps		0	18,359
Contingent consideration	200	0
Other		0	1,346
Total	$ 4,770	$ 5,785	$ 32,770